股權買賣契約書

立書人：賣　方：美商 AERKOMM INC.　　　　（以下簡稱甲方）

買　方：迪摩系統股份有限公司　　　　（以下簡稱乙方）

質權人：徐志明　　　　（以下簡稱丙方）

一、 買賣標的：甲方名下所有「愛爾康資料處理股份有限公司」之總計 **25,500,000** 股股權。

二、 買賣總價：**新台幣(下同)255,000,000 元整**。

三、 付款方式：乙方至遲應於本協議書簽訂後 **180 日**內將買賣總價全部付清予甲方。

四、 買賣標的之交割方式及設質/流質/實行質權約定：

（一） 甲乙雙方同意於本契約書簽訂後之**三日內**由甲方將買賣標的移轉予乙方，乙方並就買賣標的（下稱質物）同時設定 **255,000,000** 元整質權（下稱系爭質權）予甲方指定之質權人（即丙方），待乙方付清買賣總價予甲方後，丙方即得解除/塗銷系爭質權（即由丙方向「愛爾康資料處理股份有限公司」通知及辦理解除/塗銷系爭質權設定事宜）。

（二） 反之，若乙方屆期未能付清買賣總價，除甲方得依據本契約第五條約定向乙方主張違約賠償責任外，丙方亦得同時主張行使流質約定並得實行系爭質權之一切權利（實行系爭質權之方式，包含但不限於拍賣質物而就其賣得價金而受清償、取得質物之所有權暨相關一切衍生權利暨孳息、得用拍賣以外之方法處分質物，例如：將質物出賣給特定人等）。

五、 違約處理：

若本契約一方有違約之情事，經他方定期催告後仍未能履行時，他方即得解除本買賣契約及回復原狀，違約之一方並應賠償他方之一切損失。

六、 就本契約約定事項，如衍生爭議，三方同意以中華民國法令為適用法律及準據法，並合意以臺灣臺北地方法院為第一審管轄法院。

七、 本契約正本壹式參份，由甲乙丙三方各自留存乙份為憑。

立書人：甲　　方：美商 AERKOMM INC.

法定代理人：Louis Giordimaina

統一編號　：USCA3172

乙　　方：迪摩系統股份有限公司

法定代理人：張勝鈞

統一編號　：27957667

地　　址：台北市中正區衡陽路 77 號 3 樓

丙　　方：徐志明

身分證號　：Q122269543

地　　址：台北市中正區衡陽路 51 號 10 樓

西　元　2　0　2　2　年　1　2　月　2　9　日